UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

SPORTSMAP TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40916	86-3938682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

 5353 WEST ALABAMA, SUITE 415

HOUSTON, texas 77056

(Address of principal executive offices and zip code)

(713) 479-5302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and three-quarters of one redeemable warrant	SMAPU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SMAP	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	SMAPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Overview

On December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap, Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”).

The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.” The Business Combination Agreement and the transactions contemplated thereby have been unanimously approved by the board of directors of each of SportsMap, Merger Sub, and ICI and by the stockholders of ICI and Merger Sub.

The Business Combination Agreement

The Business Combination

The Business Combination Agreement provides that, on the terms and subject to the conditions of the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”) with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap (the “Surviving Company”).

The Business Combination is expected to close in the first half of 2023, following the receipt of the required approval of SportsMap’s stockholders and the fulfillment or waiver (if permitted by applicable law) of other customary closing conditions. The closing of the Business Combination is referred to herein as the “Closing”.

Business Combination Consideration

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Business Combination Agreement:

•	each share of Company Common Stock (as defined in the Business Combination Agreement) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined in the Business Combination Agreement) and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive such number of shares of SportsMap common stock equal to the Exchange Ratio (as defined below),

•	each option (a “Company Option”) to purchase shares of Company Class B Common Stock (as defined in the Business Combination Agreement) that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Option (as defined in the Business Combination Agreement) (the “Participating Company Options”), will be converted into an option to purchase a number of shares of SportsMap common stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of this Agreement or the transactions contemplated by the Business Combination Agreement) as are in effect with respect to such Company Option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap common stock equal to the number of shares of Company Class B Common Stock subject to such Company Option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such Company Option prior to the Effective Time multiplied by the Exchange Ratio; and each Out-of-the-Money Option will be cancelled and terminated for no consideration;

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•	each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.001 per share, of the Surviving Company;

•	each share of ICI common stock held immediately prior to the Effective Time by ICI as treasury stock will be cancelled and extinguished for no consideration; and

•	each Dissenting Share of ICI will not convert in the Merger and will be entitled to rely on such rights as are granted pursuant to Delaware law, subject to certain conditions set forth in the Business Combination Agreement and in accordance with applicable law.

The “Exchange Ratio” will be determined by (i) dividing the Adjusted Equity Value by $10, which is the value of one share of Sports Map common stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time. The “Adjusted Equity Value” will be equal to (a) $100,000,000, less (b) the aggregate amount of ICI’s outstanding indebtedness at the Effective Time, plus (b) the aggregate exercise price that would be paid in respect of Participating Company Options if all Participating Company Options were exercised in full immediately prior to the Effective Time, plus (c) all cash and cash equivalents of ICI as of immediately prior to the Effective Time, plus (d) the aggregate principal amount of any convertible promissory notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing in each case on terms and subject to conditions set forth in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap common stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI common stock if either (a) during the period beginning six months after the closing of the Business Combination and ending on December 31, 2024, the common stock of the post-closing public company (“PubCo”) achieves a market price of $12.50 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) PubCo achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.

In addition, the Business Combination Agreement provides that, if ICI raises additional capital by the issuance of convertible promissory notes on or after the date of the Business Combination Agreement but prior to the Closing, such convertible notes will convert into Company Class A Common Stock (as defined in the Business Combination Agreement) immediately prior to the Effective Time and will convert in the Merger in the same manner as Company Common Stock.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type.

The Business Combination Agreement contains customary covenants, including, among others, (i) covenants with respect to the conduct of the businesses of SportsMap and ICI prior to the Closing (subject to certain limitations), (ii) covenants requiring the parties to prepare and mutually agree upon, and a covenant of SportsMap to file with the Securities and Exchange Commission (the “SEC”), a proxy statement relating to the Business Combination to be distributed to SportsMap’s stockholders (the “Proxy Statement”), and (iii) covenants requiring each of SportsMap and ICI not to solicit or negotiate with third parties regarding alternative transactions and to comply with certain related restrictions. Additionally, SportsMap has agreed to include in the Proxy Statement a recommendation of the board of directors of SportsMap to SportsMap’s stockholders that they approve the proposals included in the Proxy Statement.

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Conditions to Each Party’s Obligations

The obligation of SportsMap, ICI and Merger Sub to consummate the Business Combination is subject to the fulfillment (or waiver, if permitted by applicable law) of to the following closing conditions, (i) there being in effect no order or law issued, enacted or promulgated by any court or other governmental entity, or other legal restraint or prohibition, preventing or making unlawful, restraining or prohibiting the consummation of the Business Combination, (ii) SportsMap’s Proxy Statement receiving SEC Clearance (as defined in the Business Combination Agreement), (iii) SportsMap’s common stock being approved for listing on a National Exchange (as defined in the Business Combination Agreement), (iv) the required approval of SportsMap’s stockholders having been obtained, and (v) after giving effect to the Business Combination, SportsMap having at least $5,000,0001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.

In addition, the obligation of SportsMap and Merger Sub to consummate the Business Combination is subject to the fulfillment (or waiver, if permitted by applicable law) of other closing conditions, including, but not limited to, (i) the representations and warranties of ICI being true and correct to the standards applicable to such representations and warranties and each of the covenants of ICI having been performed or complied with in all material respects, and (ii) no Company Material Adverse Effect having occurred.

The obligation of ICI to consummate the Business Combination is also subject to the fulfillment (or waiver, if permitted by applicable law) of other closing conditions, including, but not limited to, (i) the representations and warranties of SportsMap being true and correct to the standards applicable to such representations and warranties and each of the covenants of SportsMap having been performed or complied with in all material respects, (ii) no SportsMap Material Adverse Effect having occurred, (iii) the aggregate proceeds available to the Surviving Company following the Business Combination being in excess of $10,000,000, and (iv) SportsMap having satisfied all initial and continued listing requirements of the Trading Market (as defined in the Business Combination Agreement) and not having received notice of non-compliance therewith that has not been cured prior to, or would not be cured at or immediately following, the Effective Time.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by either SportsMap or ICI if the Business Combination is not consummated by June 30, 2023, provided that such date may be extended by ICI by an additional 60 days under certain circumstances set forth in the Business Combination Agreement, (ii) by SportsMap if there is a material breach of the representations, warranties or covenants of ICI, subject to a thirty (30)-day cure period following notice of such breach, and (iii) by ICI upon a material breach of the representations, warranties or covenants of SportsMap, subject to a thirty (30)-day cure period following notice of such breach. If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud.

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A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. SportsMap does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, SportsMap, LLC, a Delaware limited liability company (the “Sponsor”), SportsMap, ICI and certain other holders of SportsMap common stock entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which, the Sponsor and each such holder agreed, among other things, (a) to vote all of the shares of SportsMap common stock beneficially owned by the Sponsor and such holder in favor of the adoption of the Business Combination Agreement and the approval of the Business Combination, (b) to be bound by certain other covenants and agreements related to the Business Combination, and (c) to be bound by certain transfer restrictions with respect to its shares in SportsMap prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

The foregoing description of the Sponsor Letter Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Transaction Support Agreement

Concurrently with the execution of the Business Combination Agreement, SportsMap, ICI and each of the holders of Company Class A Common Stock entered into a Transaction Support Agreement (the “Transaction Support Agreement”), pursuant to which each such holder agreed, among other things, (a) to vote all of the shares of ICI common stock beneficially owned by such holder (which vote may be done by executing a written consent) in favor of any actions required in furtherance of the Merger, the conversion of any convertible promissory notes issued by ICI on or after the date of the Business Combination Agreement but prior to the Closing, and the transactions contemplated by the Business Combination Agreement, (b) to be bound by certain other covenants and agreements related to the Business Combination, and (c)  to be bound by certain transfer restrictions with respect to its shares in ICI prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Transaction Support Agreement.

The foregoing description of the Transaction Support Agreement is subject to and qualified in its entirety by reference to the full text of the Transaction Support Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

At the effective time of the Business Combination, SportsMap, the Sponsor, members of the Sponsor and certain former stock and option holders of ICI will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, SportsMap will grant to such holders certain customary registration rights with respect to the shares of SportsMap they hold or will receive in the Business Combination.

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The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreements

At the Closing, SportsMap, the Sponsor, each holder of Company Class A Common Stock and certain holders of Participating Company Options will enter into lock-up agreements (the “Lock-Up Agreements”), pursuant to which, among other things, the holders will agree to be subject, to restrictions on the transfer of the shares of SportsMap common stock (or shares issuable in respect of options to purchase shares of SportsMap common stock) they receive in the Business Combination for (i) with respect to 50% of such shares, the earlier of (a) six months after the date of Closing and (b) the first date on which the closing price of a share of SportsMap common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for any 20 trading days within any 30-trading day period commencing after the Closing; and (ii) with respect to the remainder of such shares, six months after the Closing Date.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit B to Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of SportsMap that may be issued in connection with the Business Combination have not and will not as of the Closing have been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On December 6, 2022, SportsMap and ICI issued a joint press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

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Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction involving SportsMap and ICI. A full description of the terms of the proposed transaction will be provided in a proxy statement of SportsMap to be filed by SportsMap with the Securities and Exchange Commission (the “SEC”). SportsMap urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement, as well as other documents filed by SportsMap with the SEC, because these documents will contain important information about SportsMap, ICI and the proposed transaction. After review by the SEC, the definitive proxy statement will be mailed to stockholders of SportsMap as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: SportsMap Tech Acquisition Corp., 5353 West Alabama Suite 415, Houston, TX 77056. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SportsMap, ICI and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Information about such persons and a description of their interests will be contained in the transaction proxy statement when it is filed with the SEC. Information about SportsMap’s directors and executive officers and their ownership of SportsMap common stock is set forth in SportsMap’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on June 21, 2022. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Generally, statements that are not historical facts, including statements concerning SportsMap’s or ICI’s possible or assumed future actions, business strategies, events or results of operations, the anticipated benefits of the proposed transaction, SportsMap’s or ICI’s ability to close the proposed transaction, the combined company’s ability to remain listed, and qualify for listing, on Nasdaq, and the expected financial impacts of the proposed transaction, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “predicts,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” “future,” “potential,” “opportunity,” or other similar expressions, the negatives of these terms or variations of them, although not all forward-looking statements will include such identifying words. Forward-looking statements are predictions, projections and other statements about the future events that are based on SportsMap’s or ICI’s current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SportsMap’s Form 10-K for the year ended December 31, 2021, or will be identified and discussed in the proxy statement to be filed in relation to the proposed transaction discussed above. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

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In addition to factors previously disclosed in SportsMap’s reports filed with the SEC and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of SportsMap on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the proposed transaction; failure to realize the benefits expected from the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and regulated industries in which ICI operates, variations in performance across competitors and partners, changes in laws and regulations affecting ICI’s and the combined company’s business and the ability of ICI and the combined company to retain its management and key employees; the effects of pending and future legislation; risks relating to the uncertainty of projected information, including ICI’s ability to project future capital needs, cash utilization and potential cash inflows; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement or pendency of the proposed transaction on ICI’s business or employee relationships, operating results and business generally; business disruption following the proposed transaction; risks related to difficulties in retaining employees of ICI as a result of the proposed transaction; the highly competitive nature of ICI’s industry; changes in legal or regulatory framework or outcome of any legal proceedings that may be instituted against ICI or against SportsMap related to the business combination agreement or the proposed transaction; the ability to maintain the listing of SportsMap’s securities on a national securities exchange; the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction; the risk that demand for the combined company’s products do not grow as expected; the ability of the combined company to retain existing customers and attract new customers; the potential inability of the combined company to manage growth effectively; the enforceability of ICI’s intellectual property rights and the potential infringement on the intellectual property rights of others; the risk that the combined company may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; the combined company’s ability to attract new customers and to retain existing customers in order to continue to expand; the combined company’s ability to hire and retain qualified personnel; the risk that the combined company experiences difficulties in managing its growth and expanding operations; SportsMap’s ability to meet The Nasdaq Global Market’s listing standards at or following the consummation of the transaction; the risk that ICI will not meet the milestones for funding; cybersecurity risks; the effects of COVID-19 or other public health crises or other climate related conditions on ICI’s business and results of operations and the global economy generally; the price of the combined company’s securities, including volatility resulting from changes in the industries in which ICI plans to operate, variations in performance across competitors, changes in laws and regulations affecting ICI’s business and changes in the combined company’s capital structure; changes to the combined company’s accounting methods; and costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transaction.

These forward-looking statements are expressed in good faith, and SportsMap and ICI believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Neither ICI nor SportsMap gives any assurance that any of ICI or SportsMap, or the combined company, will achieve expectations. Forward-looking statements speak only as of the date they are made, and neither SportsMap nor ICI is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SportsMap or ICI and is not intended to form the basis of an investment decision in SportsMap or ICI. All subsequent written and oral forward-looking statements concerning SportsMap and ICI, the proposed transaction or other matters and attributable to SportsMap and ICI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This Current Report does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Business Combination, dated as of December 5, 2022, by and among SportsMap Tech Acquisition Corp., Infrared Cameras Holdings, Inc., and ICH Merger Sub Inc.
10.1	Sponsor Letter Agreement, dated as of December 5, 2022, among SportsMap Tech Acquisition Corp. and the Insiders party thereto.
10.2	Transaction Support Agreement, dated as of December 5, 2022, among SportsMap Tech Acquisition Corp., Infrared Cameras Holdings, Inc. and the Holders party thereto.
99.1	Press Release dated December 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAP TECH ACQUISITION CORP.

Date: December 6, 2022	By:	/s/ David Gow
	Name:	David Gow
	Title:	Chief Executive Officer

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